Exhibit 10.2

TENTH AMENDMENT TO LEASE AGREEMENT FOR

GREENWAY TOWER

     This Tenth Amendment to Lease Agreement for Greenway Tower (“Tenth Amendment”) is made and entered into as of the 26th day of July, 2004, by and between GREENWAY TOWER JOINT VENTURE, a Texas joint venture, as Lessor (“Lessor”) and ACE CASH EXPRESS, INC., a Texas corporation, as Lessee (“Lessee”).

W I T N E S S E T H:

     A. Reference is made to that certain Office Lease dated October 1, 1987, between Lessor, as lessor, and Lessee, as lessee, as amended by First Amendment to Lease Agreement for Greenway Tower dated April 29, 1988, Second Amendment to Lease Agreement for Greenway Tower dated August 24, 1988, Third Amendment to Lease Agreement for Greenway Tower, Fourth Amendment to Lease Agreement for Greenway Tower dated January 29, 1991, Fifth Amendment to Lease Agreement for Greenway Tower dated June 13, 1994, Sixth Amendment to Lease Agreement for Greenway Tower, Seventh Amendment to Lease Agreement for Greenway Tower dated December 20, 2000, Tenth Amendment to Lease Agreement for Greenway Tower dated May 10, 2001 and Tenth Amendment to Lease Agreement for Greenway Tower dated October 21, 2003 (as amended, the “Lease”), pursuant to the terms of which Lessor has leased to Lessee, and Lessee has leased from Lessor, the premises (the “Premises”) described in the Lease and located in the building known as “Greenway Tower” (the “Building”).

     B. The Lessor and Lessee desire to amend the Lease as hereinafter set forth.

AGREEMENT

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Expansion of Premises. Effective as of September 1, 2004 (the “Effective Date”), the Premises are expanded to include 2,677 square feet of space located on the sixth (6th) floor of the Building identified as Suite 680 and as shown on Annex 1, attached hereto and incorporated herein (“Suite 680 Expansion Space”). Lessor and Lessee agree and acknowledge that the Lease Term applicable to the Suite 680 Expansion Space expires April 30, 2008.

     2. Base Rent. Beginning on the Effective Date and continuing thereafter until the expiration or earlier termination of the Lease, Lessee shall pay Base Rent under the Lease for the Suite 680 Expansion Space in the total sum of $137,419.33 payable in monthly installments of $3,123.17 each, which monthly installments are payable on or before the first day of each month during the remaining term of the Lease, without offset, demand, set off or deduction except as otherwise expressly provided for in the Lease.

     3. Additional Rent. Commencing on the Effective Date, Lessee shall pay Tenant’s Pro Rata Share of Taxes and Operating Expenses and Tenant’s Pro Rata Share of Energy Costs for the Suite 300 Expansion Space as provided in the Lease.

     4. Construction of Lessee Improvements at Lessee Expense.

     (a) Lessee has inspected and approved the condition of the Suite 680 Expansion Space and agrees that the Suite 680 Expansion Space are suitable for Lessee’s use and occupancy. Lessee acknowledges that Lessor has not undertaken and shall not be required to perform any modifications, alterations or improvements to the Suite 680 Expansion Space, and that all installations and improvements now or hereafter placed on the Suite 680 Expansion Space shall be at Lessee’s sole cost (and Lessee shall pay any ad valorem taxes and increased insurance thereon or attributable thereto).

     (b) Lessee agrees to construct or have constructed within the Suite 680 Expansion Space, in accordance with working drawings, plans and specifications prepared by Lessee’s architect and approved by Lessor and Lessee, the improvements which are described in the approved plans. All construction by Lessee within the Suite 680 Expansion Space shall be subject to the requirements of Annex 2 attached hereto and made a part hereof.

     (c) Lessee may enter the Suite 680 Expansion Space on or after the date this Tenth Amendment is fully executed to construct Lessee’s Work (as defined in the Work Letter attached hereto as Annex 2). Such entry shall be subject to all of the terms and conditions of this Lease and Annex 2 attached hereto and incorporated herein by this reference, excepting only the obligation to pay the monthly installment of Base Rent or Tenant’s Pro Rata Share of Operating Expenses.

     (d) Lessee accepts the Suite 680 Expansion Space in its “as is, where is” condition as of the date hereof, subject to its existing physical condition, all recorded matters, laws, ordinances, and governmental regulations and orders. Lessee acknowledges that Lessor has not made any warranty or representation of any kind, either express or implied, as to the condition of the Suite 680 Expansion Space or the suitability of such space for Lessee’s intended use. Lessee’s taking of possession of the Suite 680 Expansion Space is conclusive evidence that Lessee accepts such space.

     5. Representations and Warranties by Lessee. Lessee represents and warrants to Lessor that: (i) Lessee has not previously assigned, sublet, encumbered or otherwise transferred the Lease or Lessee’s interest therein, (ii) this Tenth Amendment constitutes a valid and legally binding obligation of Lessee and is enforceable in accordance with its terms, and (iii) Lessee has the requisite power and authority to execute and deliver this Tenth Amendment, and the consent or joinder of no other person or entity is required in connection therewith.

     6. Miscellaneous. Lessor and Lessee agree that the Lease, as modified by this Tenth Amendment, sets forth the entire agreement between Lessee and Lessor with respect to the rental of the Premises and that there are no statements, representations, agreements or writings which are collateral or incident to the Lease or the obligations of Lessor or Lessee thereunder, except as are expressly set forth in writing in the Lease and in this Tenth Amendment. Lessee hereby ratifies and affirms the Lease as amended hereby and each of Lessee’s obligations thereunder and confirms that, to Lessee’s actual knowledge on the date of this Tenth Amendment, Lessee has no offsets, defenses or counterclaims against Lessor under or in connection with the Lease. Except as amended hereby, the Lease is and remains in full force and effect as therein written. The provisions of this Tenth Amendment shall serve to supplement and amend the Lease as set forth herein. In the event of a conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall control. Capitalized terms, which are used herein as, defined terms but which are not otherwise defined shall have the same meaning given to such terms in the Lease.

     EXECUTED as of the day and year first above written.

LESSOR:

GREENWAY TOWER JOINT VENTURE

By:	Independence Development Inc., a Texas corporation, General Partner

	By:	/s/ ROBERT W. KENNEDY

Name: Robert W. Kennedy
Title: Executive Vice President

LESSEE:
ACE CASH EXPRESS, INC.,
a Texas corporation

By:	/s/ WALTER E. EVANS

Name: Walter E. Evans
Title: Sr. Vice President and General Counsel

ANNEX 1

ANNEX 2

WORK LETTER AGREEMENT

     This Work Letter Agreement is attached to and forms a part of the Tenth Amendment to Lease Agreement for Greenway Tower (the “Amendment”) dated July ___, 2004, between GREENWAY TOWER JOINT VENTURE, a Texas joint venture (“Lessor”) and ACE CASH EXPRESS, INC., a Texas corporation (“Lessee”), modifying the Lease (herein so called) more particularly described therein, covering the Premises (herein so called) commonly known as Suites 680 of the Building known as Greenway Tower located at 1231 Greenway Drive, Irving, Texas.

     1. Lessee’s Plans. Lessee shall employ an architect approved by Lessor and duly licensed to practice in the State where the Premises are located (“Lessee’s Architect”), who shall prepare and submit to the Lessor plans, specifications and drawings describing Lessee’s desired improvements to the Premises or designated portions thereof (“Plans”). The Plans shall be subject to the prior written approval of Lessor. Lessor’s approval of such Plans shall not render Lessor liable or responsible to Lessee or any other party for any defects or deficiencies in such Plans or any improvements constructed pursuant to the terms thereof. Lessee and Lessee’s Architect shall be solely responsible for compliance with all applicable legal requirements, including without limitation building and fire codes.

     2. Construction. Lessee will cause the leasehold improvements described in the Plans approved by Lessor to be constructed (“Lessee’s Work”) at Lessee’s sole cost and expense and in accordance with applicable legal requirements and the building guidelines set forth on Appendix 1 attached hereto and made a part hereof for all purposes.

          (a) Permits. In connection with Lessee’s Work and each stage thereof, Lessee, or the Contractor, shall file all drawings, plans and specifications, pay all fees and obtain all permits and applications from any authorities having jurisdiction, including, without limitation, the permanent certificate of occupancy. Lessee shall obtain all other approvals required of Lessee to use and occupy the Premises and to open for business with the public.

          (b) Approval. Prior to the commencement of Lessee’s Work or any stage thereof, Lessee shall obtain bids and select a contractor, reasonably acceptable to Lessor, to be the “Contractor” performing the Lessee’s Work. Lessor’s approval of the Contractor may not be unreasonably withheld or delayed. Following such selection and approval from Lessor, Lessee shall then enter into a construction contract for Lessee’s Work or the applicable stage thereof (each a “Construction Contract”) with such Contractor and Lessee shall furnish a copy thereof to Lessor and when available, the names of all subcontractors or suppliers furnishing labor or materials for Lessee’s Work in excess of •10,000. The Contractor or subcontractors shall be required to obtain from Lessor permission for using any area outside the Premises for storage, handling or moving materials and equipment or for parking any vehicles. In addition, Lessee, the Contractor and subcontractors shall comply with Lessor’s building guidelines applicable to construction of Lessee’s Work which are set forth on Appendix 1 attached hereto and made a part hereof for all purposes. If any of Lessee’s Work relates to areas or conditions over which Lessor requires sole control, then Lessor shall have the right at Lessor’s discretion to perform (or have Lessor’s contractor perform) such portion of Lessee’s Work, provided Lessor notified Lessee prior to seeking bids of such requirement and Lessor’s contractor performs such work at competitive costs.

          (c) Insurance. The Contractor and subcontractors shall be required to provide, in addition to the insurance required to be maintained by Lessee pursuant to the Amendment, the following types of insurance and the following minimum amounts, and to the extent permitted by law, naming Lessor and any other persons having an interest in the building as “additional insureds” or “as their interests may appear”, issued by companies and in form and substance approved by Lessor:

     (i) Workman’s Compensation coverage with limits of at least •500,000.00 for the employer’s liability coverage thereunder.

     (ii) All Risk Builders Risk on 100% Completed Value, covering damage to the construction and improvements to be made by Lessee with 100% coinsurance protection.

     (iii) Automobile Liability coverage with bodily injury limits of at least •1,000,000.00 per accident and •500,000.00 accident for property damage.

     (iv) Other insurance reasonably required by Lessor.

Original or duplicate policies for all of the foregoing insurance shall be delivered to Lessor before Lessee’s Work is started and before any contractor’s or subcontractor’s equipment is moved on to any part of the Premises.

          (d) Liability During Construction. Lessee hereby assumes any and all liability arising out of or relating to Lessee’s Work after the date hereof, including any liability arising out of statutory or common law for any and all injuries to or death of any and all persons (including, without limitation, Lessee’s contractors and subcontractors and their employees) and any liability for any and all damage to property caused by, or resulting from, or arising out of any act or omission on the part of the Lessee, Lessee’s contractors and Lessee’s or their subcontractors or employees in the performance of Lessee’s Work, and Lessee further agrees to defend, indemnify and save harmless Lessor from and against all damages, claims, costs, liabilities, losses and/or expenses (including legal fees and expenses) arising out of or related to Lessee’s Work, including without limitation any and all such injuries, death and/or damage. Lessee agrees to insure the foregoing assumed contractual liability in its liability policies and the original or duplicate original of said policy that Lessee will deliver to Lessor shall expressly include said contractual liability coverage.

          (e) Removal during Construction. Contractors and/or subcontractors participating in the Lessee’s Work shall be required to keep the Premises and adjacent areas in a neat and clean condition and to remove and dispose of, as frequently as Lessor may direct, all debris and rubbish caused by, or resulting from the work and upon completion, to remove all temporary structures, surplus materials, debris and rubbish of whatever kind remaining on any part of the Premises or in proximity thereto that was brought in or created by the performance of Lessee’s Work. If at any time Lessee’s contractors and subcontractors shall neglect, refuse, or fail to remove any debris, rubbish, or surplus materials within twenty-four (24) hours after written notice to Lessee, Lessor may remove the same at Lessee’s expense.

          (f) Changes. All changes to the Plans shall be subject to Lessor’s prior written approval.

          (g) Affidavits. Lessee shall cause to be filed and/or recorded such affidavits as Lessor requests regarding Lessee’s Work, including without limitation an affidavit of commencement of Lessee’s Work and an affidavit of completion of Lessee’s Work on the dates required by law to give proper effect thereto, or if requested by Lessor, on the dates specified by Lessor.

     3. Removal of Lessee’s Work at Expiration or Termination of Lease. Lessee’s Work (including any Changes) shall be the property of Lessor and shall remain upon and be surrendered with the Premises upon the expiration of the Lease term; provided, that at Lessor’s option, Lessee shall, at Lessee’s sole cost and expense, remove all of wiring and cabling included as part of Lessee’s Work from the Premises upon expiration or termination of the Lease, and restore any damage to the Premises resulting therefrom, unless Lessor waived in writing such requirement on or prior to the time Lessee sought approval of the Plans.

     4. Conflicts and Conformity With Lease. Any rights and obligations of Lessor and Lessee relative to any matter not stated in this Work Letter Agreement shall be governed by the Lease. If there shall be any conflict between this Work Letter Agreement and the Lease, the provisions of this Work Letter Agreement shall prevail. As used herein, all capitalized terms not defined herein shall have the same meaning as defined in the Lease.

APPENDIX 1

SUB CONTRACTOR & CONSTRUCTION REQUIREMENTS
SABRE REALTY MANAGEMENT, INC.

ACE CASH EXPRESS
at Greenway Tower
July  , 2004

•	CORE CONCRETE	WORK MUST BE DONE BEFORE 8 a.m.
•	TACK STRIP	AND/OR AFTER 5 p.m.
•	DRILLING & HAMMERING

•	SPRINKLERS (FIRE)	MUST HAVE ONE (1) DAY ADVANCE
•	HVAC	NOTICE
•	PLUMBING

ALL CEILING WORK ADJACENT		ONE (1) DAY ADVANCE NOTICE AND
TO CONSTRUCTION SPACE		BEFORE 8 a.m. AND/OR AFTER 5 p.m.

ACCESS INTO ADJACENT SPACE MUST BE COORDINATED WITH CONSTRUCTION OFFICE. SECURITY WILL BE PROVIDED DURING THE TIME WORK TAKES PLACE AT THE CONTRACTORS EXPENSE.

•	USE SERVICE (FREIGHT) ELEVATOR ONLY

•	USE REST ROOM ON CONSTRUCTION FLOOR ONLY

•	COVER HALL (ATRIUM) FLOORS WHILE MOVING MATERIALS

•	UNCOVER SMOKE DETECTOR AT THE END OF EACH DAY

•	VACUUM HALL (ATRIUM) FLOORS AT THE END OF EACH DAY

•	COVER SMOKE DETECTORS AT THE END OF EACH DAY

•	PROVIDE A LIST OF SUBCONTRACTORS WITH TELEPHONE NUMBERS AND CONTACT PERSONS)

DRYWALL

•	PROTECT WALL, FLOORS, DOORS WHEN STOCKING JOB

•	CLEAN AND BROOM SWEEP JOB AFTER 1 SIDE (PHASE OR TOTAL)

•	CLEAN AND BROOM SWEEP JOB AFTER 2 SIDE (TOTAL)

•	PROVIDE PROPER MANPOWER TO COMPLETE JOB REQUIREMENTS, OR AS DIRECTED BY JOB SUPER

•	JAMB SIDE OF DOOR FRAMES TO GO PAST HEADER ON ANY FRAME THAT DOES NOT GO TO A TOP TRACK

•	JOB COMMUNICATION

•	DOOR STOPS, DOOR HARDWARE, CLOSERS, PR.21 — INSTALL WITH JOB/PUNCH OUT

•	UNDER CUT DOORS AT TIME DOOR IS HUNG

•	DEMO TRASH TO BE REMOVED PRIOR TO WALL FRAME WORK

•	CLEAN TRASH AT THE END OF DAY. (i.e.: cups in windows, cans, paint cans, etc.)

•	CONTRACTOR WILL REWORK CEILING GRID FOR LAY IN LIGHTS PRIOR TO CARPET INSTALLATION.

•	CLEAN AND BROOM SWEEP JOB AFTER CEILING BOARD INSTALLATION

•	GENERAL CLEAN UP MAY REQUIRE REMOVAL OF APPLIANCE BOXES

SUBCONTRACTOR/CONSTRUCTION REQUIREMENTS

•	CONTRACTOR WILL TOUCH UP (PAINT) ALL SCRATCHES IN DOOR FRAMES, WINDOW FRAMES, AND BREAK METAL.

•	A SIGNED AND NOTARIZED CONDITIONAL LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND CONDITIONAL LIEN WAIVER IN THE AMOUNT OF THE INVOICE ARE NOT IN OUR OFFICE BY THE 20TH OF THE MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDORS RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

PAINTING

•	CLEAN TRASH AT THE END OF DAY. (i.e.: cups in windows, papers, cans, paint cans, etc.)

•	WHEN BIDDING NEW JOB, AND OLD PAINT, CAULK, OVERSPRAY, BAD JOINTS WILL BE FIXED, CLEANED, OR REPAIRED AS PART OF THE NEW JOB.

•	JOB BID PRICE INCLUDES ALL LABOR TO COMPLETE JOB: HOURS, DAYS AS REQUIRED.

•	JOB REQUIRES ALL DOOR FRAMES, DOORS, PR.1, PR.21, AND WINDOW FRAMES TO BE CLEANED AND CAULKED AS REQUIRED (NEW OR EXISTING WORK)

•	SCRAPE AND BROOM SWEEP DRYWALL MUD AND PAINT FROM FLOORS.

•	A SIGNED AND NOTARIZED CONDITIONAL LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND CONDITIONAL LIEN WAIVER IN THE AMOUNT OF THE INVOICE ARE NOT IN OUR OFFICE BY THE 20TH OF THE MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDORS RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

PLUMBING

•	CLEAN TRASH AT THE END OF EACH DAY. (i.e.: cups in windows, cans, etc.)

•	NO DRILLING OR CORE WORK PERFORMED AFTER 8 a.m. OR BEFORE 5 p.m. UNLESS APPROVED BY JOB SUPER.

•	CONTRACTOR TO INSPECT ANY APPLIANCES OR PLUMBING FIXTURES FOR PROPER OPERATION AT THE TIME OF INSTALLATION. CONTRACTOR TO START ANY APPLIANCES THAT HE HOOKS UP AND INSTALLS.

•	REMOVE ANY FIXTURE OR APPLIANCE BOXES AT THE TIME OF INSTALLATION.

•	A SIGNED AND NOTARIZED CONDITIONAL LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND CONDITIONAL LIEN WAIVER IN THE AMOUNT OF THE INVOICE ARE NOT IN OUR OFFICE BY THE 20TH OF THE MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDORS RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

ELECTRICAL

•	COMPLETE ALL ROUGH IN AT NEW WALLS AND EXISTING WALLS AT TIME OF ROUGH IN INSPECTION (DUPLEX, DATA, PHONE, SWITCH)

•	REMOVE ALL ELECTRICAL MATERIALS UPON COMPLETION OF ROUGH IN.

•	REMOVE ALL ELECTRICAL MATERIALS UPON COMPLETION OF CEILING WORK, PLUG AND SWITCH.

•	IMMEDIATELY FOLLOWING COMPLETION OF PAINTING, ELECTRICAL CONTRACTOR WILL FINISH PLUG AND SWITCH OF TOTAL JOB PRIOR TO CARPET INSTALLATION.

•	ALL EXISTING DUPLEX, PHONE, DATA, OUTLETS WILL RECEIVE A BLANK COVER PLATE UNLESS INSTRUCTED OTHERWISE.

•	ELECTRICAL CONTRACTOR TO PLACE ALAY IN” LIGHTS ABOVE GRID WORK PRIOR TO SPRINKLER WORK.

SUBCONTRACTOR/CONSTRUCTION REQUIREMENTS

•	CLEAN TRASH AT THE END OF EACH DAY. (i.e. cups in windows, cans, papers, etc.)

•	LEAD ELECTRICIAN THAT STARTS JOB, FINISHES JOB.

•	A SIGNED AND NOTARIZED CONDITIONAL LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND CONDITIONAL LIEN WAIVER IN THE AMOUNT OF THE INVOICE ARE NOT IN OUR OFFICE BY THE 20TH OF THE MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDORS RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	CHECK BALLAST AND LIGHTING TUBES TO MAKE SURE THEY ARE ALL THE SAME COLOR.

•	CLEAN LAY IN LIGHT LENS (ACRYLIC)

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

HVAC

•	ALL WORK (NEW INSTALL AND EXISTING) WILL BE BALANCED AT TIME OF INSTALLATION.

•	ALL T-STAT INSTALLED, CHECKED, AND CLEANED FOR PROPER INSTALLATION.

•	PROVIDE WRITTEN REPORT OF ANY BAD REQUIREMENT (HVAC) FOUND DURING INSTALLATION.

•	CLEAN TRASH AT THE END OF EACH DAY. (i.e. cups in window, can, paint cans, etc.)

•	REMOVE OR STORE ALL MATERIAL, NOT USED IN JOB, AT COMPLETION AS REQUIRED. (DUCT, GRILLS, WIRE, BOXES, ETC.)

•	A SIGNED AND NOTARIZED CONDITIONAL LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND CONDITIONAL LIEN WAIVER IN THE AMOUNT OF THE INVOICE ARE NOT IN OUR OFFICE BY THE 20TH OF THE MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDORS RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

CARPET

•	REMOVE ALL TRASH MATERIAL, TACK STRIP, BOXES, BASE, CARPET AND VACCUUM UPON COMPLETION OF INSTALLATION.

•	JOB SUPERVISION — JOB IS REVIEWED BY CONTRACTOR/FIELD SUPER FOR JOB COMPLETION.

•	JOB SUPERVISION — FIELD SUPER TO MONITOR TACK STRIP INSTALLATION OR GLUE DOWN PREP TO MINIMIZE DAMAGE TO WALLS, MILLWORK, HARD SURFACE FLOOR. CARPET INSTALLATION TO BE CONTROLLED TO PREVENT DAMAGE TO WALLS, DOOR FRAMES, DOORS, MILLWORK.

•	NO TACK STRIP INSTALLED AFTER 8 a.m. OR BEFORE 5 p.m. UNLESS APPROVED BY JOB SUPER.

•	CARPET CONTRACTOR TO FIELD VERIFY MATERIAL QUANTITY REQUIRED TO COMPLETE JOB 100% (FLOOR AND BASE MATERIAL)

•	ALL JOBS TO BE POWER STRETCHED AS REQUIRED.

•	TRANSITION STRIPS REQUIRED AT ALL FLOOR MATERIAL CHANGES.

•	CONTRACTOR WILL PROVIDE CREW SELECTION BY JOB SUPER AS REQUIRED.

•	A SIGNED AND NOTARIZED CONDITIONAL LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND CONDITIONAL LIEN WAIVER IN THE AMOUNT OF THE INVOICE ARE NOT IN OUR OFFICE BY THE 20TH OF THE MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDORS RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

CLEANING

SUBCONTRACTOR/CONSTRUCTION REQUIREMENTS

•	STANDARD CLEAN TO INCLUDE:

WINDOWS
BLINDS
METAL FRAMES
DOORS
DOOR FRAME
VACUUM CARPET
VACUUM/CLEAN BASE
CEILING TRACK
MILLWORK SURFACES
MILLWORK DRAWERS (INSIDE)
MILLWORK CABINETS (INSIDE)
PLUMBING FIXTURES
APPLIANCES (INCLUDING PAPER INSIDE)

•	CLEAN PAINT OFF METAL, FRAMES, DOOR, AS REQUIRED.

•	CLEAN TRASH AT THE END OF EACH BREAK, LUNCH, AND DAY (i.e. ups in window, cans, etc.)

•	A SIGNED AND NOTARIZED LIEN WAIVER MUST ACCOMPANY EVERY INVOICE PRESENTED TO US FOR PAYMENT. IF THE INVOICE AND LIEN WAIVER ARE NOT IN OUR OFFICE BY THE 20TH OF EACH MONTH, IT WILL NOT BE PROCESSED FOR PAYMENT UNTIL THE FOLLOWING MONTH. IT IS THE VENDOR’S RESPONSIBILITY TO MAKE SURE ALL NECESSARY PAPER WORK HAS BEEN SENT IN.

•	INSURANCE CERTIFICATES MUST BE UP TO DATE.

SUBCONTRACTOR/CONSTRUCTION REQUIREMENTS